Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of September 22, 2023.

The Carlyle Group Inc.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

Carlyle Holdings I GP Inc.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director and General Counsel

Carlyle Holdings I GP Sub L.L.C.
By: Carlyle Holdings I GP Inc., its sole member

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director and General Counsel

Carlyle Holdings I L.P.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director

CG Subsidiary Holdings L.L.C.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director

TC Group, L.L.C.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director

TC Group Sub L.P.
By: TC Group, L.L.C., its general partner

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director

CRSEF Lux GP S.à r.l.

By:	/s/ William Cagney
Name:	William Cagney
Title:	Manager

By:	/s/ Estelle Beyl Vodouhe
Name:	Estelle Beyl Vodouhe
Title:	Manager

Carlyle Holdings II GP L.L.C.
By: The Carlyle Group Inc., its sole member

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

Carlyle Holdings II L.L.C.

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director

TC Group Cayman Investment Holdings, L.P.
By: CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director

TC Group Cayman Investment Holdings Sub L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Managing Director

CRSEF GP, L.L.C.

By:	/s/ Sanket Patel
Name:	Sanket Patel
Title:	Authorized Person

CRSEF Managing GP, L.P.
By: CRSEF GP, L.L.C., its general partner

By:	/s/ Sanket Patel
Name:	Sanket Patel
Title:	Authorized Person

Carlyle CRSEF Solis Aggregator, S.C.Sp.

By: CRSEF Managing GP, L.P., its general partner
By: CRSEF GP, L.L.C., its general partner

By:	/s/ Sanket Patel
Name:	Sanket Patel
Title:	Authorized Person

And by: CRSEF Lux GP S.à r.l., its general partner

By:	/s/ William Cagney
Name:	William Cagney
Title:	Manager

By:	/s/ Estelle Beyl Vodouhe
Name:	Estelle Beyl Vodouhe
Title:	Manager

CRSEF Solis Holdings, L.L.C.
By: Carlyle CRSEF Solis Aggregator, S.C.Sp., its managing member

By: CRSEF Managing GP, L.P., its general partner
By: CRSEF GP, L.L.C., its general partner

By:	/s/ Sanket Patel
Name:	Sanket Patel
Title:	Authorized Person

And by: CRSEF Lux GP S.à r.l., its general partner

By:	/s/ William Cagney
Name:	William Cagney
Title:	Manager

By:	/s/ Estelle Beyl Vodouhe
Name:	Estelle Beyl Vodouhe
Title:	Manager